Exhibit 99.1

COMPANY PRESENTATION DESERT HOPE ALUMNI JUNE 6, 2017

IMPORTANT PRESENTATION INFORMATION

Notice to Investors

We use market data and industry forecasts and projections throughout this presentation, including data from publicly available information and industry publications. These sources generally state that the information they provide has been obtained from sources believed to be reliable, but that the accuracy and completeness of the information are not guaranteed. The forecasts and projections are based on industry surveys and the preparers' experience in the industry, and there can be no assurance that any of the forecasts or projections will be achieved. We believe that the surveys and market research others have performed are reliable, but we have not independently investigated or verified this information. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and uncertainties as the other forward-looking statements contained in this presentation.

Forward-Looking Statements

Some of the statements made in this presentation constitute forward-looking statements within the meaning of federal securities laws. Forward-looking statements reflect our current views with respect to future events and performance. In some cases you can identify forward-looking statements by terminology such as "may," "might, "will," "should," "could" or the negative thereof. Generally, the words "anticipate," "believe," "continues," "expect," "intend," "estimate," "project," "plan" and similar expressions identify forward-looking statements. In particular, statements about our pipeline, industry growth opportunities, disclosure of key performance indicators, business growth strategy and financial guidance in this presentation are forward-looking statements.

We have based these forward-looking statements on our current expectations, assumptions, estimates and projections. While we believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks, uncertainties and other factors, many of which are outside of our control, which could cause our actual results, performance or achievements to differ materially from any results, performance or achievements expressed or implied by such forward-looking statements. For additional discussion of risks, uncertainties and other factors, see the section titled "Risk Factors" in our Annual Report on Form 10-K and other filings with the Securities and Exchange Commission (the "SEC").

Risks, uncertainties and other factors include, without limitation: (i) our inability to operate our facilities; (ii) our reliance on our sales and marketing program to continuously attract and enroll clients; (iii) a reduction in reimbursement rates by certain third-party payors for inpatient and outpatient services and point of care and definitive lab testing; (iv) our failure to successfully achieve growth through acquisitions and de novo expansions; (v) uncertainties regarding the timing of the closing of acquisitions; (vi) our failure to achieve anticipated financial results from prior acquisitions; (vii) the possibility that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the acquisitions; (viii) a disruption in our ability to perform definitive drug testing services; (ix) maintaining compliance with applicable regulatory authorities, licensure and permits to operate our facilities and lab; (x) a disruption in our business and reputation and potential economic consequences with the civil securities claims brought by shareholders; (xi) our inability to agree on conversion and other terms for the balance of convertible debt; (xii) our inability to meet our covenants in our loan documents; (xiii) our inability to obtain senior lender consent to exceed the current $50 million limit in unsecured subordinated debt; (xiv) our inability to integrate newly acquired facilities; and (xv) general economic conditions, as well as other risks discussed in the "Risk Factors" section of the Company's Annual Report on Form 10-K and other filings with the SEC.

Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. These risks and uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. These forward-looking statements are made only as of the date of this presentation. We do not undertake and specifically decline any obligation to update any such statements or to publicly announce the results of any revisions to any such statements to reflect future events or developments.

American Addiction Centers

2

PRESENTERS • Founder and CEO of Foundations Recovery Network Michael T. Cartwright • At Foundations, opened notable treatment facilities including the Canyon in Chairman Malibu, La Paloma in Memphis and Michael’s House in Palm Springs Chief Executive Officer • Started Moments of Change & Lifestyle Intervention, two of the leading national industry conferences • Author of Believable Hope • 20+ years industry experience Kirk R. Manz • Founder and Managing Member of Private Capital Securities, a boutique investment banking firm Chief Financial Officer • Former Vice President at Piper Jaffray and Fixed Income Specialist with Stephens Inc. • Co-founder and CEO of four communications companies including Igaea, an international VoIP Company • 23+ years management experience • Former auditor with Ernst & Young LLP, a national public accounting firm Andrew W. McWilliams • Served multiple large for profit healthcare clients in Nashville, TN and Atlanta, Chief Accounting Officer GA including Fortune 100 • Experience across a variety of corporate transactions, including public offerings of securities and mergers and acquisitions • 17+ years industry experience 3

INDUSTRY PRIMER

SIGNIFICANT UNMET NEED 27 million Americans are illicit drug users… (1) …and ~21.5 million of them require treatment (1) Illicit Drug Users (millions) 27 22 Don’t Require Treatment Require Treatment 20% 80% 8.6% 9.2% of total of total population population 2009 2014 Substantial unmet need for treatment… (1) ...creating significant cost to society (1) Total Expenditures for Treatment Estimate of Total Of 21.5 million requiring treatment, only 2.6 Of Substance Abuse in the US (Billions) Societal Cost million receive it at a specialty facility $600    Receive Treatment Do not Receive Treatment at Specialty Facility at Specialty Facility 12% $22    $34 88% 2005 2014 ER visits alone due to painkiller abuse cost the insurance industry $72 billion / year (1)$Sources:$$$$2014$ National$Survey$on$Drug$Use$and$Health,$US$Dept.$of$Health$and$Human$Science,$CDC,$National $Institute$on$Drug$Abuse,$National$Comorbidity$Survey.$$ ARE TREATED IN EMERGENCY DEPARTMENTS EVERY DAY    OR FOR THE MISUSE OR ABUSE OF DRUGS (1) 5

CURRENT ADDICTION HEADLINES Surgeon general: 1 in 7 in USA will face substance addiction Nov 17, 2016 ‘This is unprecedented’: 174 heroin overdoses in 6 days in Cincinnati Aug 29, 2016 Amid Opioid Overdoses, Ohio Coroner’s Office Runs Out of Room for Bodies Feb$2,$2017 Nearly 2,000 died from opioid overdoses in Mass. last year Feb$17,$2017 Heroin Fuels Surge in New York City Overdoses Aug 9, 2016 6

TYPES OF TREATMENT SERVICES Residential Inpatient Treatment Outpatient Treatment Hospital Residential Treatment Center Sober Living Outpatient Center (Supportive Housing for Outpatient) High Acuity Low Acuity Diagnostic Services Laboratory 7

LEVELS OF CARE OVERVIEW • A typical client will have an average episode length of stay of 27 days • During the 27 day treatment period, a client will “step down” from higher acuity levels of care (e.g. detox) to lower levels of care (e.g. intensive outpatient); medical, clinical and programming services will vary depending on level of care • Clients in lower levels of care (e.g. PHP and IOP) may be housed in sober living with services provided at a nearby outpatient center AAC Average Episode length of stay = 27 days 3 days 7 days 10 days 7 days Detox Residential Partial Hospitalization Intensive Outpatient Discharge may be provided in a residential facility or a sober living / outpatient basis Diagnostic Lab Services Compliance Testing Lab Services 8

FAVORABLE LEGISLATIVE TAILWINDS Mental Health and ? Constructed to eliminate discriminatory insurance practices by addressing treatment and financial limits, Addiction Equity Act levels of care, scope of service, non-quantitative treatment levels, etc. of 2008 (“Parity Act”) - All required to be covered at parity with general medicine coverage ? Strengthened mental health / substance abuse coverage to additional 30.4mm through new mandates for service Affordable Care Act ? Coverage expansion to currently uninsured of 2010 (“ACA”) - Addresses significant portion of “treatment gap” resulting from lack of coverage for individuals in need of treatment ? Expanded Parity Act to also apply to individual health insurance coverage ? Indirectly further expands Parity Act to apply to small group coverage ? Allowed dependents to stay on their parents plans until the age of 26 years 21st Century Cures Act ? Strengthens mental health parity regulation (“Cures Act”) ? Creates new Assistant Secretary for Mental Health and Substance Use ? $1 billion in grants to states to supplement opioid abuse prevention and treatment activities ? $485 million in grant funding to all 50 states STRONG$BI-PARTISAN$SUPPORT$FOR$EXPANDED$PAYOR$COVERAGE$AND$ GOVERNMENT FUNDING FOR ADDICTION TREATMENT 9

OXFORD CENTER COMPANY SNAPSHOT 10

AAC: AT A GLANCE > AAC Holdings, Inc. (“AAC”) is the parent of American Addiction Centers, Inc. • Operates 12 residential alcohol and drug addiction treatment facilities in California, Florida, Louisiana, Mississippi, Nevada, New Jersey and Texas • Operates 18 standalone outpatient centers in Nevada, Louisiana, Mississippi, New Jersey, Rhode Island and Texas • Over 1,300 detoxification, residential and sober living beds    • 2016 revenue of approximately $280 million up 32% from $212 million revenue in 2015 • Approximately 90% of reimbursements from commercial payors • Approximately 2,000 employees as of 3/31/17 • Owns and operates 2 industry-leading laboratories providing toxicology, clinical diagnostic and genomics services • Invested management and Board, which own majority of outstanding stock • Headquartered in Brentwood, Tennessee AAC IS A LEADING PROVIDER OF INPATIENT DRUG AND ALCOHOL ADDICTION TREATMENT SERVICES IN THE BEHAVIORAL HEALTH SECTOR 11

MARKET: TYPES OF TREATMENT PROVIDERS

> Highly fragmented market consisting of small providers (approximately 20,000 operators) with limited access to capital and little focus on outcomes and clinical quality

> Similar to the hotel industry, there are different types of treatment facilities that cater to specific funding streams and price points

			AAC Current Target Market		
Facility Type	★	★★	★★★	★★★★	★★★★★
Typical Payor	Public Funding	Medicaid	HMO	PPO	Cash Pay
Estimated ADR	$100 - $200	$200 - $400	$400 - $600	$600 - $800	$800 - $1,200
Amenities	None	None	Minimal	Moderate	Extensive
Facility Gross Margins	10-20%	20-30%	30-40%	40-50%	50-60%
Marketing Focus	Local	Statewide	Regional	National	Global
Typical Marketing Cost	0%	0-5%	5-10%	15-20%	20-25%
Fully Burdened Margins	Breakeven	10-15%	15-20%	20-25%	25-30%

American Addiction Centers 12

AAC DIFFERENTIATION > AAC offers fully accredited and licensed programs to treat essentially all drug and alcohol addiction disorders as well as co-occurring disorders regardless of stage of treatment required EFFECTIVE$PROGRAM EXPERIENCED$STAFF PREMIUM FACILITIES EXCEPTIONAL SERVICE • Research-based • Medical • Beautiful buildings • Delicious, healthy food • Structured curriculum • Clinical • Amenities • Meticulous housekeeping • Tailored treatment • Utilization review • Desirable locations • Courteous interaction CUSTOMER MISSION: COMBINE EXCEPTIONAL CLINICAL CARE WITH PREMIUM FACILITIES TO PROVIDE EFFECTIVE$ TREATMENT SOLUTIONS FOR THOSE SUFFERING FROM ADDICTION AND CO-OCCURRING MENTAL HEALTH DISORDERS 13

COMMERCIAL INSURANCE OVERVIEW > PPO policies continue to be the most common plan type in 2016, enrolling 48% of covered workers(1) > PPO subscribers typically pay more in premiums and out-of-pocket expenses for more control over healthcare provider choices > HMO subscribers typically pay less in premiums and out-of-pocket expenses for less control over health care provider choices > AAC targets PPO subscribers nationwide for our “premium” facilities and targets HMO subscribers regionally for our “standard” facilities    HMO 15% POS PPO 9% Enrollment(1) 48% 2016 Workers Plan HDHP/SO 29% (1) Source: Kaiser Family Foundation/Health Research & Educational Trust, Employer Health Bene?ts Survey (2016) 14

AAC TARGETED OFFERINGS FOR PPO / HMO PLANS HMO PPO “In-Network” “Out-of-Network” Facility Rating ??? ???? Example Sites Recovery First, Sunrise, Solutions Greenhouse, Desert Hope, River Oaks Clinical / Medical Lower Sta? to Client Ratio Higher Sta? to Client Ratio Amenities Standard Premium ADR Lower Higher Revenue Recognition Known Estimated based on prior collections Reimbursed Fixed contracted rate % of Charges Length of Stay Shorter Longer DSO’s 50—60 days 80—90 days Fully Burdened Margins 15—20% 20—25% 15

GEOGRAPHIC FOOTPRINT Ringwood CSRI Sunrise$House Desert Hope Solutions$ Recovery Forterus Headquarters ddiction$Labs Laguna Treatment$ Hospital SD Greenhouse Oxford Townsend agenex$Labs HMO$Residential$Facility PPO$Residential$Facility River$Oaks Recovery$First West Palm HMO$Outpatient Facility PPO$Outpatient Facility Recovery$First HMO$Laboratory PPO$Laboratory Sober Living Beds PPO/HMO$Residential$Facility PPO/HMO$Outpatient Facility $ * Pending 16

DE NOVO FACILITY: GREENHOUSE, TEXAS 130 LICENSED BEDS OPERATIONAL SINCE 2012$ COST$BASIS$$19.6$MILLION 17

DE NOVO FACILITY: DESERT HOPE, NEVADA 148 LICENSED BEDS OPERATIONAL SINCE 2013$ COST$BASIS$$14.8 MILLION 18

ACQUIRED FACILITY: OXFORD CENTER, MISSISSIPPI 76 BEDS ON 100+ PARK LIKE ACRES; 48 BED EXPANSION COMPLETED Q1 ‘17 ACQUIRED$2015$ COST$BASIS$$17.7 MILLION 19

DE NOVO FACILITY: RIVER OAKS, TAMPA                162 BEDS ON 26 ACRE CAMPUS                OPERATIONAL SINCE 2015$                COST$BASIS$$20 MILLION                20

DE NOVO FACILITY: LAGUNA TREATMENT HOSPITAL                93 BEDS                OPERATIONAL SINCE 2016$                COST$BASIS$$20.8 MILLION                21

BEST-IN-CLASS SALES AND MARKETING ENGINE

"AIR" GAME

"GROUND" GAME


AAC Sites
1mm Mo. Visitors
Lead Gen Sites
5mm Mo. Visitors
Television
Radio
Billboards
Print
1,000+
Admissions / Mo.
100+
Call Center Reps
70+
Business Development Reps
Multi-Media
53%
BD Reps
47%
30,000+ Monthly Calls / Chats
6-8 Admissions / Month / Rep
Hospitals
Therapists
Doctors
Employers
DUI Attorneys
EAPs/LAPs
Unions
First Responders
Veterans

20% increase of admissions = 6,000 more calls + 15 additional BD reps

WE BELIEVE THAT AAC'S MARKETING KNOWLEDGE AND INFRASTRUCTURE CANNOT BE REPLICATED WITHOUT SUBSTANTIAL CAPITAL AND TIME; SIGNIFICANT COMPETITIVE ADVANTAGE

American Addiction Centers
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BEST-IN-CLASS SALES AND MARKETING ENGINE AAC Branded Sites—1+ million site visits per month    AAC Corporate Sites Facility Branded Sites Youtube Video Channels AAC Owned Lead Generation Sites—5+ million site visitors per month    rehabs.com recovery.org addictionblog.org    23

ON BOARDING PROCESS    1 CALLER RESPONDS TO MARKETING AND CONTACTS CALL CENTER    2 CASE ASSESSED BY TREATMENT CONSULTANT center 3 BENEFITS VERIFIED BY INSURANCE SPECIALIST call    24/7    our 4 APPROPRIATE TREATMENT CENTER DETERMINED BY ADMISSIONS TEAM at    processed 5 CLIENT RESPONSIBILITY PORTION DETERMINED; DEPOSIT COLLECTED    6 TRAVEL ARRANGEMENTS COORDINATED    7 CLIENT GREETED AT AIRPORT AND DRIVEN TO THE FACILITY    8 FACILITY INTAKE COMPLETED, CLIENT BEGINS TREATMENT    AVERAGE$TIME$FROM$FIRST$CONTACT$TO$ADMISSION$IS$72$-$96$HOURS    24

STRONG, NATIONAL DEMAND FOR SERVICES • The majority of AAC patients travel to an AAC facility via airplane • No single state generates more than 10% of patient admissions • Unique national service offering offers strong insulation against traditional local healthcare market risks    Map of over 30,000 AAC alumni    25

DEMOGRAPHICS—2016 ADMISSIONS Age Sex Residence(1) 18—20                Benzodiazepines 51+ 9%    South Heroin / Opioids 11% 14%    48% 33% 41—50    Female 17% 21—30 Male 34% 66%    West 39%    North East 13% Alcohol Cocaine 31—40    28% 31% 9% 21%    Mid West 11% Methamphetamine 6% Other 4% Canabis 6% (1) Regions as defined by the U.S. Census Bureau AAC’S BROAD NATIONAL MARKETING STRATEGY RESULTS IN A DIVERSE CLIENT BASE 26

PROVEN IMPROVEMENT IN PATIENT OUTCOMES

- Few providers track outcomes; industry lacks consistent quality metrics and related data
- Similar to diabetes, addiction is a chronic disease that can be managed but not cured
- Abstinence is the preferred outcome, but relapse management is a critical component to treatment

Abstinence rate after AAC treatment

(% abstinence rate)


65%
56%
48%
2 months post discharge
6 months post discharge
12 months post discharge

Alumni who used, used less frequently…

(% of users reporting lower frequency usage)


77%
83%
81%
2 months post discharge
6 months post discharge
12 months post discharge

…and for fewer days on average

(Average number of days of use)


~45
~9
~11
~14
Pre-treatment
2 months post discharge
6 months post discharge
12 months post discharge

American Addiction Centers
27

EXPERIENCED MANAGEMENT TEAM

Name	Position	Background / prior affiliations
Michael Cartwright	*Chairman and Chief Executive Officer*	• Chairman of the Board since 2011 and CEO since 2013 • Over 20 years of experience in the addiction treatment industry • Founded Performance Revolution, LLC in 2009 • In 1999, founded Foundations Recovery Network, LLC, a national alcohol and drug treatment company, and served on its Board and as President and CEO until 2009; acquired by UHS in 2015 • Served on the US Senate Help Subcommittee on Substance Abuse and Mental Health Services from 2003 to 2004 • Serves on the Board of the National Association of Psychiatric Health Systems
Kirk Manz	*Chief Financial Officer*	• CFO since 2011 • Served as CEO of GMD Holdings, a digital media company, from 2008 through 2010 • From 2006 to 2008, served as Managing Member of Private Capital Securities, a boutique investment banking firm • Vice President of Investments for Piper Jaffray & Co from 2004 to 2006 • From 2002 through 2004, worked as a Fixed Income Specialist for Stephens • From 1988 through 2002, co-founder or CEO of four communications companies
Thomas Doub	*Chief Clinical Officer and Chief Compliance Officer*	• From 2003 through 2016, served in various executive roles with Centerstone of America, a not-for-profit provider of community-based behavioral health care • 150+ studies examining behavioral healthcare or number of clients served at Centerstone • Served as an Assistant Clinical Professor of Psychiatry at Vanderbilt University
Andrew McWilliams	*Chief Accounting Officer*	• Auditor with Ernst & Young from 1998 to 2014 • Served multiple healthcare clients, has experience across a variety of corporate transactions, including public offerings of securities and mergers and acquisitions
Kathryn Phillips	*Chief Legal Officer, General Counsel and Secretary*	• From 2009 to 2013, served as Managing Partner of Sevier Phillips & Associates, a legal, compliance and political consulting practice focused primarily on healthcare clients • From 2004 to 2008, served as General Counsel and Secretary of National Renal Alliance

American Addiction Centers
28

KEY CREDIT STRENGTHS    1 Growing market with significant unmet need and high cost to society    2 Significant near-term embedded growth from completed investments    3 Best-in-class sales and marketing engine driving national brand recognition    4 High growth platform with significant operating leverage    5 Proven treatment outcomes    6 Strong free cash flow generation    7 Highly attractive real estate and significant collateral    8 Experienced and successful management team with proven track record    29

DESERT HOPE BUSINESS OVERVIEW 30

THE AAC DIFFERENCE

Sales & Marketing
- 70+ BD reps in the field; 100+ call center reps
- 30,000+ calls per month

Research
- focused on outcome studies and high quality care

Standardized Curriculum
- improve clinical quality

Business Intelligence
- proprietary billing platform
- comprehensive analytics

Billing & Collections
- typically outsourced at 5% of net revenue
- perform in-house for 2.5% of net revenue

Property Development
- disciplined de novo strategy to supplement growth

Legal / Compliance
- licensing, accreditation, contracting in house

Laboratory
- toxicology
- hematology
- genomics

AAC'S COMPREHENSIVE PLATFORM LEADS THE INDUSTRY

American Addiction Centers

31

TIMELINE OF AAC’S SUCCESS AAC’s strong organic track record and disciplined approach to de novos and acquisitions have driven exceptional growth Significant capacity in AAC network from recently completed investments Ability to scale census with limited incremental overhead Performance$ Revolution$ acquisition Greenhouse opened TSN$acquisition Desert Hope$ opened BHR and$CRMS$$ acquisition Recovery$First,$ CSRI,$Oxford,$ Sunrise, RSG$ acquisitions;$ River$Oaks$ opened Laguna Hospital$ opens;$ acquisition$of$ 2 sober living properties Laguna Treatment Hospital$ acquires$JC$ accreditation $44 $48 $48 $6 pro-forma adjustments $28 $21 $2 $7 $12 $6 $8 $1 $1 $2 ($6) ($7) 2011 2012 2013 2014 2015 2016 LTM 3/31/17 Revenue ($mm) Net Income Adj. EBITDA ($mm)(1) 124 338 431 493 897 1,342 1,370 (1) Adjusted EBITDA represents a non-GAAP financial measure. For the reconciliation to net income (loss), the corresponding GAAP financial measure, see the Appendix. $116 $133 $212 $280 $287 Bed count 2011-2016 Revenue CAGR: 58.2% 32

DE NOVO ANALYSIS: RIVER OAKS, FIRST FULL YEAR Total Investment $22.0MM Total Beds 162 Cost Per Bed $130K Revenue @ 73% occupancy (2016 actual) $32mm Contribution margin @ 56% $18mm Net AEBITDA (after corp overhead 2016 actual) $5mm Net AEBITDA (after corp overhead target) $7mm Comparable acquisition multiple 4.3x (2016) 3.1x (target) RIVER OAKS REPRESENTS THE THIRD SUCCESSFUL DE NOVO LAUNCH BY AAC IN THE PAST FOUR YEARS 33

DIVERSIFIED PAYOR BASE • When AAC went public (10/2/14), reimbursements were almost entirely Out-of-Network commercial reimbursements • In two years, AAC has diversified its payor mix as of December 31, 2016 to 77% Out-of-Network, 16% In-Network, 7% individuals • Objective is to further diversify payor mix    • Evaluating Medicare at hospital sites (Laguna, Townsend) and Medicaid at its in-network outpatient sites where government rates are comparable to existing commercial rates • For FY2016, no single payor accounted for more than 11% of revenue reimbursements Payor mix at IPO (10/2/14) Payor mix on 12/31/16 Individual Individual 8% 7%    In-network    16%    Out-of-network    77% Out-of-network    92%    34

LABORATORY AND DIAGNOSTICS CAPABILITIES

> **Competitive advantages**
- Faster turn around
- One laboratory for all clinical needs:
  - Toxicology
  - General Clinical Testing
    - hematology, chemistry, infectious disease, hormone, urinalysis
  - Pharmacogenetics
- Addiction only focus
- Superior test reporting and EMR integration



- **2 lab locations: Nashville, New Orleans**
- **16 liquid chromatography mass spectrometry machines (LC-MS) - toxicology**
  3 enzymatic immunoassay machines (EIA) - toxicology, general clinical testing
  1 polymerase chain reaction machine (PCR) - DNA

> **3rd party sales now online; a primary focus of management team**

> **2017 standalone diagnostic revenue estimated $50MM***

> **Shift away from low complexity, point-of-care testing; focus on laboratory-based, high-complexity testing**

* Includes 3rd Party

American Addiction Centers

35

EMPLOYEES AND OPERATIONS AAC employs approximately 2,000 people, including 490 corporate employees The typical facility is staffed with broad range of employees, including administrative, clinical, operational and housekeeping Example Staffing: 130 bed facility (1.5X staff to client ratio) Behavioral Health Technician 30 Licensed Vocational Nurses 30 Therapists 15 Registered Nurses / Nurse Liaisons 14 Facility CEO 1 Medical Director 1 Clinical Director 1 Director of Nursing 1 Director of Operations 1 Other 60 TOTAL FTEs 154 While employees at Sunrise House voted to join a labor union(1) in 2016, no other AAC facility currently has union representation or is covered by a collective bargaining agreement On May 25, 2017 employees at Sunrise House initiated a labor strike In response, AAC has stopped admitting clients to Sunrise and has redirected clients to other locations (1) Union$labor contract still$pending. 36

COMPLIANCE PROGRAM > AAC’s compliance program reviews regulatory compliance procedures and policies across its facilities • Executive management is responsible for oversight and operation of the compliance program • Periodic and comprehensive training programs to all personnel > All AAC treatment facilities are licensed under applicable state laws and accredited by the primary accrediting bodies in the industry • All treatment facilities have obtained or in process of obtaining accreditation from CARF and/or The Joint Commission • Both labs hold CLIA certificates of accreditation, certifying them for complex testing, are accredited by COLA and participate in the CAP proficiency program > Sentinel events unfortunately occur in the substance abuse treatment industry • AAC’s sentinel event rate is approximately 10% of the industry average (1) (1) According to SAMHSA, during 2010 and 2011, deaths occurred while in treatment at a rate of one death for every 422 client discharges. AAC experienced 1 death per 4,252 client discharges from 2011—2015. 37

RECENT DEVELOPMENTS AND COMPANY UPDATES > Laguna Joint Commission accreditation on February 14th • AAC benefitting from 50%+ increase in census in first 90 days > Oxford expansion of 48 residential and detox beds • Represents $7.5 million annual revenue and $1.5 million AEBITDA opportunity (85% occupancy @ $500 ADR and 20% net margin) > New Orleans East Hospital progress • 36 leased hospital beds pending licensure > Pending consolidation of Southern Florida operations (Summer 2017) • Consolidation of Recovery First West Palm and Recovery First will provide more efficient operations and stronger financial performance 38

RIVER OAKS KEY CREDIT STRENGTHS 39

EMBEDDED GROWTH FROM RECENT INVESTMENTS Invested over $200mm since since the beginning of 2015 to dramatically improve AAC’s platform We anticipate that filling existing beds would lead to over $50mm of incremental revenue Does not factor in incremental benefits of operating leverage, margin improvement, and incremental sober living admissions or outpatient visits Significant growth in residential bed capacity Revenue growth opportunity (average effective residential bed count during period) Current Residential Capacity 1,128 1,128 998 Utilizaton Rate 75% 80% 85% 90% Census at Utilization Rate 846 902 959 1,015 639 Q1 2017 Census 802 802 802 802 431 460 338 Census Increase 44 100 157 213 Additional Mo. Revenue (MM)(1) $1.0 $2.2 $3.4 $4.7 (3) Additional Annual Revenue (MM) $11.6 $26.5 $41.4 $56.3 2012 2013 2014 2015 2016 3/31/17 Utilization: 70% 79% 86% 88% 82% ~71% Avg Daily Census Incremental bed capacity (1)$ Analysis$assumes$$$22,000$in$additional$revenue$per$increase$in$average$census. (2)$ Residential$bed$count as$of$3/31/17$and$average$daily$census$for$Q1$2017. 40

HIGH GROWTH PLATFORM WITH OPERATING LEVERAGE • Corporate overhead has remained relatively flat as a % of client revenue – opportunity to improve margins by reducing expenses • Billing expenses have remained relatively flat at less than 2.5% – expected to remain flat as % of revenue going forward • Customer acquisition costs have dramatically decreased – potential for additional improvement with more placement options Client Revenue    Corporate Overhead as a % of Client Revenue ($    $71.1 $71.2 $68.2 $68.5 ($ in millions) $62.7 $55.5 $53.8 $53.7    16.1% 15.4% 16.0% 17.8% 16.8% 16.2% 16.1% 13.2% 14.1% $42.8 Q1’15 Q2’15 Q3’15 Q4’15 Q1’16 Q2’16 Q3’16 Q4’16 Q1’17 Q1’15 Q2’15 Q3’15 Q4’15 Q1’16 Q2’16 Q3’16 Q4’16 Q1’17 Billing Expenses as a % of Client Revenue Customer Acquisition Cost ($) $5,391 $5,188 $4,467 $3,929 $3,626 $3,539 $3,572 $3,532 $3,499 2.8% 2.5% 2.1% 1.9% 2.3% 2.0% 2.2% 2.3% 2.4% Q1’15 Q2’15 Q3’15 Q4’15 Q1’16 Q2’16 Q3’16 Q4’16 Q1’17 Q1’15 Q2’15 Q3’15 Q4’15 Q1’16 Q2’16 Q3’16 Q4’16 Q1’17 41

STRONG FREE CASH FLOW GENERATION High margin and low maintenance capital expenditure requirement produces strong free cash flow conversion Investments made in recent years allows for substantial runway for growth with limited incremental capital expenditures 86% 83% 81% 77% $45 $38 $37 $17 2014 2015 2016 LTM 3/31/17 Free Cash Flow ($ mm) Free Cash Flow Conversion (%) (1) Free Cash Flow defined as Pro Forma Adjusted EBITDA less Maintenance capital expenditures. For the reconciliation to net income (loss), the corresponding GAAP financial measure, see the Appendix. (2) Free Cash Flow Conversion defined as Free Cash Flow divided by Pro Forma Adjusted EBITDA 42

VALUABLE REAL ESTATE & SIGNIFICANT COLLATERAL • Gross real estate cost basis of approximately $115mm (pro forma for $20mm planned sale/leasebacks) • Accounts receivables, net of allowances, of $94mm as of 3/31/17 Real Estate Cost Basis Grand Total Laguna $ 20.8 River Oaks $ 20.0 Greenhouse $ 19.6 Oxford $ 17.7 Desert Hope $ 14.8 Ringwood $ 12.0 Sunrise House $ 7.6 Recovery First $ 1.4 Total Real Estate Collateral Cost Basis $ 113.9 Accounts Receivables, Net of Allowances $ 94.0 Total Real Estate and Receivables Collateral $ 207.9

ADDICTION LABS HISTO RICAL FINANCIALS 44

OPERATING METRICS

RESIDENTIAL ADMISSIONS



4,000
3,000
2,000
1,000
0
1,806
1,980
2,462
2,623
2,890
3,258
3,078
3,216
Q2 '15
Q3 '15
Q4 '15
Q1 '16
Q2 '16
Q3 '16
Q4 '16
Q1 '17



AVG. DAILY CENSUS
1,000
750
500
250
0
Sober Living
539
560
670
764
80
821
88
853
114
835
128
802
154
Q2 '15
Q3 '15
Q4 '15
Q1 '16
Q2 '16
Q3 '16
Q4 '16
Q1 '17



REVENUE
$60MM
$40MM
$20MM
$0MM
$32
$38
$42
$44
$44
$48
$50
$50
Q2 '15
Q3 '15
Q4 '15
Q1 '16
Q2 '16
Q3 '16
Q4 '16
Q1 '17

OUTPATIENT VISITS



20,000
15,000
10,000
5,000
0
2,634
4,329
4,328
4,978
13,079
15,299
15,817
16,550
Q2 '15
Q3 '15
Q4 '15
Q1 '16
Q2 '16
Q3 '16
Q4 '16
Q1 '17



AVG. DAILY CENSUS
600
500
400
300
200
100
0
60
127
160
153
381
432
541
581
Q2 '15
Q3 '15
Q4 '15
Q1 '16
Q2 '16
Q3 '16
Q4 '16
Q1 '17



REVENUE
$6MM
$5MM
$4MM
$2MM
$1MM
$0MM
$2.1
$2.1
$1.7
$1.9
$4.0
$5.0
$5.4
$5.7
Q2 '15
Q3 '15
Q4 '15
Q1 '16
Q2 '16
Q3 '16
Q4 '16
Q1 '17

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RESIDENTIAL CLIENT ECONOMICS Service % of Revenue Level of Care “DTX” “RTC” “PHP” “IOP” Total    DTX Lab 13% 22% AAC Avg. Days Authorized 3 7 10 7 27 IOP RTC 9% 28% AAC Avg. Reimbursement $1,000 $900 $600 $300 $17,400 PHP 27% Diagnostic / Compliance Lab Services $5,000 AAC Avg. Revenue Per Client $22,000+

EBITDA CONTRIBUTION BY SERVICE Revenue: Residential $ Residential Diagnostic Revenue Outpatient & Sober Living $ 70% 24% Diagnostic Services $ Total Facility Revenue $ Service Line Contribution to EBITDA (prior to corporate overhead) Residential $ Diagnostic Residential 33% Contribution Outpatient & Sober Living $ 64% Diagnostic Services $ Total Service Line EBITDA Contribution $ 1 Outpatient & Sober Living 3% Corporate Overhead(1) $ ( Adj. EBITDA $ 47,797,691 (1)Excludes recent expense reduction initiatives 47

DECREASING DIAGNOSTIC SERVICES CONTRIBUTION Service Line AEBITDA Contribution 2015 2016 2017E Diagnostic Diagnostic Diagnostic Residential 45% Residential 33% Residential 28% 53% 64% 62% Outpatient & Sober Living Outpatient & Sober Living 3% 10% Outpatient & Sober Living 2% 48

HISTORICAL FINANCIAL PERFORMANCE Average Daily Revenue / Revenue per visit Average Daily Census & Outpatient Visits 818 828 693 694 562 635 644 511 396 339 337 102 121 49 61 0 13 – 2014 2015 2016 LTM 3/31/2017 2014 2015 2016 LTM 3/31/2017 Residential ADC Outpatient Visits (in 000s) Sober Living ADC Residential ADR Outpatient ARV Total Revenues Pro Forma Adjusted EBITDA(1) ($ millions) ($ millions) $287.5 pro-forma adjustments $6 $279.8 $72.4 $48 $48 $212.3 $73.3 $44 $63.4 $133.0 $32.8 $21 $206.5 $215.1 $6 $8 $148.9 $100.2 2014 2015 2016 LTM 3/31/17 ($6) ($7) Facility Charges Diagnostic / non-client 2014 2015 2016 LTM 3/31/17 (1) Please refer to the Appendix for a reconciliation of Pro Forma Adjusted EBITDA. Net Income Adj. EBITDA ($mm) 49

FACILITY REVENUE PER ADMISSION Facility Revenue Per Admission by Payor Type (excludes diagnostic services) $25,000 $20,000 $20,750 $20,684 $19,641 $19,418 $15,000 $10,000    $11,303 $11,429 $8,194 $5,000 $0 2014 2015 2016 Q1 ‘17 Out-of-Network In-Network 50

RECENT EXPENSE REDUCTION INITIATIVES > Work Force Reduction—approximately $8.6MM in expected annualized savings • 5% work force reduction completed in February 2017 • 108 positions eliminated across the Company • Expected $8.6MM of annualized savings ($8.2MM of the $8.6MM will be recognized in fiscal year 2017) • Positions eliminated included: • Non-essential positions at the corporate office • Achievement of synergies at recently acquired facilities (e.g., Solutions, Townsend, and Sunrise House) • Reductions to align staffing levels with occupancy 51

DSO’S INCREASED, COLLECTIONS WERE STABLE > Payors are requesting more documentation before processing lab claims, significantly extending payment times 105.0% 101.8% > AAC plans to anticipate documentation requests and submit as much information 100.3% 100.7% 99.3% 99.7% 99.5% 99.9% with the initial claim 100.0% 99.0% > Increase in documentation requests prior to payment in out-of-network facilities (primary at Desert Hope and Green House) 95.0% > AAC working to streamline submission of medical records Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 ‘15’15’ ‘ ‘16’16’16’17 > Majority of AAC’s out-of-network residential facilities and lab also switched 15 16 clearinghouses from Q3’16 to Q1’17, which had a temporary negative impact on DSOs TTM Cash Deposits to Net Revenue 120 $80MM 116 111 100 105 93 96 95 $60MM 90 $59 $61 $61 80 $58 $59 80 60 $40MM $47 $46 $41 40 $20MM 20 0 $0MM Q2 Q3 Q4’ Q1’ Q2 Q3 Q4 Q1 Q2 Q3 Q4’ Q1’ Q2 Q3 Q4 Q1 ‘15 ‘151516 ‘16 ‘16 ‘16 ‘17 ‘15 ‘151516 ‘16 ‘16 ‘16 ‘17 DSOs Collections 52

2017 DSO UPDATE 1Q 2017 DSOs of 116 days represented a five day increase from 4Q 2016 Largely driven by one-time technical issues related to lab collections Temporarily unable to bill for services for 20 days due to technical issues with clearing house Internal conversion to new lab billing codes for 2017 caused another 23 day delay These issues were resolved in March 2017 Collections in April have improved 6% compared to Q1 2017 Collections in May were the highest in AAC’s history Revenues from Client-related diagnostics services continued to decline in Q1 2017 23% of revenues versus ~40% in Q2 2015 Management expects DSOs to trend down to ~100 days in 2018 DSO Roll Up 25 29 14 14 24 79 77 86 87 76 2016 - Q1 2016 - Q3 2017 - Q1 Lab Facilities 53

FINANCIAL POLICY > Financial policy includes the following components: • Maintain our discipline for sufficient liquidity and cash for operations • Maintain our disciplined approach to acquisitions • No anticipated dividends or stock buybacks • Maintain appropriate debt leverage > Management is committed to reducing leverage by both EBITDA expansion and debt reduction > Intend to use available cash flow for attractive acquisitions, de novo expansions, and debt repayment    54

DESERT HOPE LOBBY APPENDIX 55

APPENDIX: NON-GAAP FINANCIAL MEASURES Adjusted$ EBITDA$ and$ Adjusted$ Pro$ Forma Adjusted$ EBITDA,$ (herein$ collec vely$ referred$ to$ as$ “Non-GAAP$ Disclosures”)$ are$ “non-GAAP$ financial$ measures”$ as$ defined$ under$ the$ rules$ and$ regula ons$ promulgated$ by$ the$ U.S.$ Securi es$ and$ Exchange$ Commission,$ which$ is$ defined$ below.$ Management believes$ the$ Non- GAAP$ Disclosures$ provide$ investors$ with$ addi onal$ meaningful$ financial$ informa on$ that should$ be$ considered$ when$ assessing$ our$ underlying$ business$ performance$ and$ trends.$ We$ believe$ the$ Non-GAAP$ Disclosures$ also$ enhance$ investors’$ ability$ to$ compare$ period-to-period$ financial$ results.$ The$ Non-GAAP$ Disclosures$should$not be$considered$as$measures$of$financial$performance$under$U.S.$generally$accepted$accoun ng$principles$(“GAAP”).$The$items$excluded$from$ the$Non-GAAP$Disclosures$are$significant components$in$understanding$and$assessing$our$financial$performance$and$should$not be$considered$as$an$alterna ve$to$ net income$ (loss)$ or$ other$ financial$ statement items$ presented$ in$ the$ condensed$ consolidated$ financial$ statements.$ Because$ the$ Non-GAAP$ Disclosures$ are$ not a measure$determined$in$accordance$with$GAAP,$the$Non-GAAP$Disclosures$may$not be$comparable$to$other$similarly$ tled$measures$of$other$companies.$$ Management defines$ Adjusted$ EBITDA$ as$ net income$ (loss)$ adjusted$ for$ interest expense,$ deprecia on$ and$ amor za on$ expense,$ income$ tax$ expense$ (benefit),$ stock-based$ compensa on$ and$ related$ tax$ reimbursements,$ li ga on$ se lement and$ California ma er$ related$ expense,$ acquisi on-related$ expense$ (which$ includes$ professional$ services$ for$ accoun ng,$ legal,$ valua on$ services$ and$ licensing$ expenses),$ de$ novo$ start-up$ and$ other$ expenses,$ facility$ closure$ opera ng$ losses$and$expense$(associated$with$The$Academy$and$FitRx),$gain$on$con ngent considera on$associated$with$our$acquisi on$of$Townsend,$and$bargain$purchase$ gain$associated$with$our$acquisi on$of$Sunrise$House$in$the$fourth$quarter$of$2015.$$    Management defines$ Adjusted$ Pro$ Forma EBITDA$ as$ net income$ (loss)$ adjusted$ for$ interest expense,$ deprecia on$ and$ amor za on$ expense,$ income$ tax$ expense$ (benefit),$ stock-based$ compensa on$ and$ related$ tax$ reimbursements,$ li ga on$ se lement and$ California ma er$ related$ expense,$ acquisi on-related$ expense$ (which$ includes$ professional$ services$ for$ accoun ng,$ legal,$ valua on$ services$ and$ licensing$ expenses),$ de$ novo$ start-up$ and$ other$ expenses,$ facility$ closure$ opera ng$ losses$ and$ expense$ (associated$ with$ The$ Academy$ and$ FitRx),$ gain$ on$ con ngent considera on$ associated$ with$ our$ acquisi on$ of$ Townsend,$ bargain$ purchase$ gain$ associated$ with$ our$ acquisi on$ of$ Sunrise$ House$ in$ the$ fourth$ quarter$ of$ 2015,$ increased$ rent expense$ based$ upon$ contemplated$ sale/leaseback,$ effect of$Q1$2017$workforce$reduc on,$and$run$rate$adjustment for$Solu ons$acquisi on.$$    56

RECONCILIATION OF AEBITDA & FREE CASH FLOW

($ in thousands)	FY 2011	FY 2012	FY 2013	FY 2014	FY 2015	FY 2016	LTM 3/31/2017
Net income (loss)	$871	$1,099	$1,492	$6,366	$8,341	($5,741)	($7,116)
Add: Interest expense	337	980	1,390	1,872	3,607	8,175	9,207
Add: Income tax expense (benefit)	652	1,148	615	2,555	4,780	(1,220)	(1,765)
Add: Depreciation and amortization	195	1,288	3,003	4,662	7,837	17,686	19,240
Add: Stock-based compensation and related tax reimbursements	–	2,408	1,649	3,030	5,757	8,823	8,322
Add: Litigation settlement and California matter related expenses	–	–	2,588	487	5,446	8,690	6,524
Add: Reorganization expense	–	–	821	1,176			
Add: Acquisition-related expenses	–	150	–	845	3,801	3,252	2,664
Add: De novo facility start-up and other expense	–	95	–	99	3,369	8,663	11,155
Add: Facility closure operating losses/expenses	–	–	–	–	3,114	771	771
Add: Employee severance expense	–	–	–	–	–	–	743
Less: Gain on contingent consideration	–	–	–	–	–	(1,350)	(1,350)
Less: Bargain purchase gain	–	–	–	–	(1,775)	–	–
Adjusted EBITDA (as reported)	**$2,055**	**$7,168**	**$11,558**	**$21,092**	**$44,277**	**$47,749**	**$48,395**
Less: Additional rent from Sale and Leaseback transaction							(1,800)
Add: Pro forma effect of workforce adjustment (completed in February 2017)							6,965
Add: Pro forma run-rate adjustment for Solutions acquisition (completed in May 2016)							713
Pro-forma Adjusted EBITDA							**$54,273**
Less: Maintenance capital expenditures				(4,398)	(6,127)	(11,119)	(9,104)
Free Cash Flow				**$16,694**	**$38,150**	**$36,630**	**$45,169**

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KEY TERMS > Addiction - A chronic brain disease that is characterized by compulsive drug seeking and use, despite harmful consequences > Dependency - Needing a drug to function normally so that abruptly stopping or reducing the drug leads to withdrawal symptoms > Rehabilitation - The treatment of chemical or behavioral addictions, usually administered in a residential setting > Rehab - Addiction treatment rehabilitation centers usually operated by a public or private organization and is regulated by single state-level alcohol and drug authorities with licensing and program review authority 58

INPATIENT VERSUS OUTPATIENT Inpatient Outpatient Residential Stay at home or sober living 24 hour supervision Requires minimum daily and weekly attendance Programs most commonly involve substance abuse counseling, Program involves individual and group counseling integrated with relapse prevention, cognitive-behavioral therapy, 12-step forms of behavioral treatments facilitation, and motivational interviewing    Focus on individual treatment plan using multiple therapeutic Focus on group work includes psycho-educational, skills approaches which are customized on a case-by-case basis development, support, and interpersonal process groups Medical monitoring of detoxification offered Medical monitoring of detoxification outsourced to hospitals or    detox clinics Recommended for people who lack sufficient motivation or social Recommended for people who do not need full-time supervision supports to stay abstinent on their own and have some available supports but benefit from structure    59

TYPICAL DAY IN INPATIENT REHAB Residential treatment represents a highly structured schedule 07:00 Wake-up, breakfast, and basic chores 08:00 Morning meditation 08:30 Nurse check and Rx medication distribution 09:00 Daily activities session 1 (education session) 09:45 Break 10:00 Daily activities session 2 (group therapy) 11:00 Daily activities session 3 (12 step facilitation) 11:45 Clean up and prepare for lunch 12:00 Lunch 13:00 Daily activities session 4 (individual counseling) 14:00 Group exercise and outdoor time 15:00 Daily activities session 5 (education session) 16:00 Nurse check and Rx medication distribution, drug screening 16:30 Rx medication management meeting 17:30 Daily chores and free time 18:30 Daily activities session 6 (family therapy) 19:30 Daily activities session 7 (group therapy) 20:30 Social time, phone calls, etc 21:15 Evening medication and nurse checks 22:00 Quiet time, reading, homework, etc 23:00 Lights out 60

REVENUE RECOGNITION Prior to admission, insurance coverage is verified and the client self- pay amount is determined. The client self- pay portion is collected and revenue for the self-pay portion is recognized. Revenue is only recognized for what is collected. Out of Network We recognize revenues from In Network commercial payors at the time services are provided Revenue is recognized Revenue is recognized based on our estimate of the based on the established rates amount that payors will pay us per the applicable contract with for the services performed the payor 61

BAD DEBT POLICY • The provision for doubtful accounts represents the expense associated with management’s best estimate of accounts receivable that could become uncollectible in the future. We establish our provision for doubtful accounts based on the aging of the receivables, historical collection experience by facility, services provided, payor source and historical reimbursement rate, current economic trends and percentages applied to the accounts receivable aging categories. As of December 31, 2016, substantially all of accounts receivable aged greater than 360 days were fully reserved in our consolidated financial statements. In assessing the adequacy of the allowance for doubtful accounts, we rely on the results of detailed reviews of historical write-offs and recoveries on a twelve-month basis (the hindsight analysis) as a primary source of information to utilize in estimating the collectability of our accounts receivable. We supplement this hindsight analysis with other analytical tools, including, but not limited to, historical trends in cash collections compared to net revenues less bad debt and days sales outstanding. • We establish our provision for doubtful accounts based on the aging of the receivables, historical collection experience by facility, services provided, payor source and historical reimbursement rate, current economic trends and percentages applied to the accounts receivable aging categories. As of December 31, 2016, substantially all of accounts receivable aged greater than 360 days were fully reserved in our consolidated financial statements. • In assessing the adequacy of the allowance for doubtful accounts, we rely on the results of detailed reviews of historical write-offs and recoveries on a twelve-month basis (the hindsight analysis) as a primary source of information to utilize in estimating the collectability of our accounts receivable. • We supplement this hindsight analysis with other analytical tools, including, but not limited to, historical trends in cash collections compared to net revenues less bad debt and days sales outstanding. 62

AAC CURRENT RESIDENTIAL FACILITY OFFERINGS Facility Type Major Contracts River Oaks Premium ???? Out-of-Network Greenhouse Premium ???? Out-of-Network Laguna Treatment Hospital Premium ???? Out-of-Network Forterus Premium ???? Out-of-Network San Diego “SDTC” Premium ???? Out-of-Network Desert Hope Premium ???? Sierra Health + Out-of-Network Oxford Treatment Center Premium ???? BCBS MS + Out-of-Network Recovery First Standard ??? Aetna, BCBS FL, Cigna, Magellan, United, Value Options, Recovery First—West Palm Standard ??? Aetna, BCBS FL, Cigna, Magellan, United, Value Options, Sunrise House Standard ??? Aetna, BCBS Empire, BCBS Horizon, Cigna, Magellan, United Townsend Treatment Center Standard ??? BCBS LA , Cigna, Humana, MHA, United Solutions Treatment Center Standard ??? Aetna, BCBS Anthem, BHO, Optum, United 63

CURRENT CAPACITY OVERVIEW

Facility	Beds 4/30/17	Beds Pending	State	Levels of Care	Property	Type	Anticipated Availability
Desert Hope	148		NV	DTX, RTC, PHP, IOP	Owned	De novo	
Greenhouse	130		TX	DTX, RTC, PHP, IOP	Owned	De novo	
Forterus	100		CA	DTX, RTC, PHP, IOP	Leased	Original	
San Diego "SDTC"	36		CA	DTX, RTC, PHP, IOP	Leased	Original	
Recovery First	72		FL	DTX, RTC, PHP, IOP	Owned/Leased	Acquired	
Recovery First - West Palm Beach	65	-64	FL	PHP. IOP	Leased	Acquired	
Recovery First - Ft. Lauderdale East		84	FL	PHP. IOP	Leased	De Novo	Q3 '17
Oxford Treatment Center	124		MS	DTX, RTC, PHP, IOP	Owned	Acquired	
Sunrise House	110		NJ	DTX, RTC, PHP, IOP	Owned	Acquired	
River Oaks	162		FL	DTX, RTC, PHP, IOP	Owned	De Novo	
Laguna Treatment Hospital	93		CA	DTX, RTC, PHP, IOP	Owned	De Novo	
Ringwood		150	NJ	DTX, RTC, PHP, IOP	Owned	De Novo	2018
Townsend Treatment Center	32		LA	DTX, RTC, PHP, IOP	Leased	Acquired	
Townsend New Orleans		36	LA	DTX, RTC, PHP, IOP	Leased	De Novo	Q3 '17
Solutions Treatment Center	80		NV	DTX, RTC, PHP, IOP	Leased	Acquired	
Las Vegas Sober Living	138		NV	N/A	Pending Sale/Leaseback	Acquired	
Arlington Sober Living	80	75	TX	N/A	Pending Sale/Leaseback	Acquired	Q4 '17
Oxford Sober Living	24	48	MS	N/A	Owned/Leased	De Novo	Q3 '17
Total	**1,394**	**329**					

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